Victoria 1522 Fund
A series of Investment Managers Series Trust (the “Trust”)
Supplement dated September 18, 2013 to
Prospectus dated January 31, 2013

On September 18, 2013, the Board of Trustees of the Trust approved a Plan of Liquidation, which authorizes the termination, liquidation and dissolution of the Victoria 1522 Fund.  In order to effect such liquidation, the Fund is closed to all new investment.  Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about October 10, 2013 (the “Liquidation Date”).  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-888-819-1522 if you have any questions or need assistance.

Please retain this Supplement with the Prospectus.